UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2019

TE CONNECTIVITY LTD.

(Exact Name of Registrant as Specified in its Charter)

Switzerland	98-0518048
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-33260
(Commission File Number)

Rheinstrasse 20

CH-8200 Schaffhausen

Switzerland

(Address of Principal Executive Offices, including Zip Code)

+41 (0)52 633 66 61

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.  Results of Operations and Financial Condition

On April 24, 2019, TE Connectivity Ltd. (the “Company”) issued a press release reporting the Company’s second quarter results for fiscal 2019. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated by reference in this Item 2.02.

Item 2.05.  Costs Associated with Exit or Disposal Activities

On April 24, 2019, the Company announced its intent to initiate incremental restructuring actions to broaden the scope of its cost reduction initiatives and accelerate cost reduction and factory footprint consolidation activities in response to market weakness, primarily in its Transportation Solutions segment. The Company now expects to incur total restructuring charges of approximately $250 million during fiscal year 2019, of which $117 million was incurred during the first six months of fiscal 2019.  These actions are expected to be completed in fiscal year 2021.  The charges are primarily comprised of employee related termination benefits. Cash spending related to restructuring was $64 million during the first six months of fiscal 2019.  The Company expects total cash spending, which will be funded with cash from operations, to be approximately $140 million in fiscal 2019.

Item 7.01.  Regulation FD Disclosure

The Company will hold a conference call and webcast on April 24, 2019 (see information in the press release attached hereto as Exhibit 99.1 under “Conference Call and Webcast”).  A copy of the slide materials to be discussed at the conference call and webcast is being furnished pursuant to Regulation FD as Exhibit 99.2 and is incorporated herein by reference, and the slide materials also can be accessed at the “Investors” section of the Company’s website (www.te.com).

Item 9.01.  Financial Statements and Exhibits

(d)        Exhibits

Exhibit No.	Description

99.1	Press release issued April 24, 2019

99.2	Presentation - TE Connectivity Q2 2019 Earnings Call (April 24, 2019)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TE CONNECTIVITY LTD.
(Registrant)

By:	/s/ Heath A. Mitts
Heath A. Mitts
Executive Vice President and Chief Financial Officer

Date: April 24, 2019